UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2000



                              ROBINSON NUGENT, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Indiana                        000-09010               35-0957603
          -------                        ---------               ----------
      (State or other             (Commission File Number)    (I.R.S. Employer
      jurisdiction of                Identification No.)
incorporation or organization)


         800 East Eighth Street
          New Albany, Indiana                           47151-1208
          ---------------------                         ----------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (812) 945-0211

Item 5.  Other Events.

     On October 2, 2000, Robinson Nugent, Inc. ("Robinson Nugent") issued the press release attached hereto as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.

         See Index to Exhibits

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROBINSON NUGENT, INC.
                                   (Registrant)


Date: October 9, 2000              By:  /s/ Robert L. Knabel
                                        ----------------------------------------
                                        Robert L. Knabel
                                        Vice President, Treasurer  and
                                        Chief Financial Officer

                                INDEX TO EXHIBITS

  2.1 Agreement and Plan of Merger dated as of October 2, 2000 by and between Minnesota Mining and Manufacturing Company, a Delaware corporation, Barbados Acquisition, Inc., an Indiana corporation and a wholly owned subsidiary of 3M and Robinson Nugent, Inc., an Indiana corporation.

  4.1          Amendment No. 4 to Rights Agreement, dated October 2, 2000.

 99.1          Press release dated October 2, 2000.

 99.2 Voting and Stock Option Agreement, dated as of October 2, 2000, by and between Minnesota Mining and Manufacturing Company, a Delaware corporation, Robinson Nugent, Inc., an Indiana corporation, and the Stockholders listed on Schedule A thereto.